Supplement dated March 31, 2015
to the Prospectus for Principal Variable Contracts Funds, Inc.
dated May 1, 2014

as supplemented on June 17, 2014, July 15, 2014, November 12, 2014, December 12, 2014,
February 2, 2015, and March 2, 2015

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

ACCOUNT SUMMARY FOR SMALLCAP GROWTH ACCOUNT II

In the Management section, under the Investment Advisor and Portfolio Manager(s) heading for Principal Management Corporation, delete references to Mariateresa Monaco. Substitute:

•	Thomas L. Krutchen (since 2015), Research Analyst and Portfolio Manager

ACCOUNT SUMMARY FOR SMALLCAP VALUE ACCOUNT I

In the Management section, under the Investment Advisor and Portfolio Manager(s) heading for Principal Management Corporation, delete references to Mariateresa Monaco. Substitute:

•	Thomas L. Krutchen (since 2015), Research Analyst and Portfolio Manager

MANAGEMENT OF THE FUNDS

The Manager

Delete the last sentence of the fourth paragraph and substitute:

Thomas L. Kruchten is the lead portfolio manager for the 10-35% of the assets to which Principal provides investment advisory services.  In The Sub-Advisors section, please see the section about Principal Global Investors, LLC for more information about Mr. Kruchten.
Delete all references to Mariateresa Monaco.